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President's Message

Dear Fellow Shareholder:
 The first half of 1999 was an active period for both the financial markets and The Managers Funds. The U.S. economy continued to grow as low levels of unemployment and healthy stock market returns have enabled consumers to expand their spending habits. This is a major factor in the economy's strength.
In addition, a rebound in some of the emerging economies, particularly in the Far East has had a positive effect on U.S. businesses prospects for export growth.
 While these factors have driven stock prices higher so far this year, they have also raised the probability of price inflation. Early in the year, Federal Reserve Chairman Alan Greenspan noted the strength and publicly questioned the suitability of the third interest rate cut in late 1998. Then, at its May meeting, the Federal Reserve Board (the "Fed") changed its policy bias from neutral to tightening, sighting "the persistent strength in domestic demand, the reduced risks of economic weakness abroad, and the recovery in U.S. financial markets."
 Finally, in a widely anticipated move at the end of June, the Fed voted to increase short-term rates by 25 basis points (0.25%) to 5.0%. As a result of all of these factors, interest rates rose throughout the first half, and thus, bond prices moved lower in general. The yield on 5-year treasury notes rose more than one full percentage point during the six months ended May 31, 1999.
Although prices for below investment grade bonds bucked this trend as investors confidence in the respective companies improved with the perceived improvement in the global economy, many high quality and government bonds had negative total returns for the period. Short-term bonds, treasury bills and commercial paper, however, are far less interest rate sensitive and thus provided steady returns throughout the period. For the six months ended May 31, 1999, the Managers Money Market Fund returned 2.32%.
Meanwhile, an index of 3-month treasury bills returned 2.22%, and the return for
the IBC All Taxable Money Fund Average (an index compiled by IBC
Financial Data Corp. which serves as an appropriate benchmark for the Fund)
 was 2.17%.
     Changes in the portfolio's maturity positioning along with the manager's changes in asset mix added marginally to the overall performance during the period. Early in the year the management team at J.P. Morgan maintained the Fund's average maturity near the maximum target range of 60 days in order to take advantage of a steep yield curve
and in the belief that the Fed would wait until mid-year before raising rates.
 In
case there was an increase in rates, they utilized a bar-bell maturity structure
and

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maintained a large position in floating rate notes.   Throughout the
second quarter the manager reduced the portfolio's average maturity in anticipation of the Fed's rate hike. On May 31, 1999, the Fund's average maturity was
54 days while the average maturity for the IBC All Taxable Money Fund
Average was 60 days. The manager continued shortening the average maturity throughout June and plans to maintain this position (in the low to mid 40-day range) for the near future. The portfolio continues to hold a large portion of floating rate notes and domestic commercial paper.
     The accompanying chart provides a breakdown of the portfolio as of May 31, 1999.
     As of May 31, 1999, the 30-day average annualized yield for the Fund was 4.50%. For comparison, the 30-day average yield for the IBC All Taxable Money Fund Average for the same period was 4.29%. The average seven-day simple yield for the IBC All Taxable Money Fund Average was 4.35% on June 30, 1999, and the seven-day compound yield was 4.44%. The simple and compound yields for the Managers Money Market Fund for the same period were 4.61%, and 4.71%, respectively.
     Not only has the Managers Money Market Fund performed within expectations, many of our fixed-income and equity mutual funds have had a successful first half of 1999. Please see page 3 for the performance results of all of our funds.
     Last but certainly not least, Robert Watson, our founder and president retired from The Managers Funds on April 1, 1999. I would like to take this opportunity to personally thank Bob for creating a first rate product for our shareholders
as well as assembling a top quality team of people to support our shareholders in
The Managers Funds. Importantly, Bob will remain on the Funds' Board of Trustees and will thus continue to be involved with The Managers Funds.
     As always, should you have any questions on this report, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersfunds.com.
     We thank you for your continued investment in The Managers Funds.

Sincerely,


/s/ Peter M. Lebovitz
Peter M. Lebovitz
President